Other net losses (Tables)	12 Months Ended
Dec. 31, 2021
Other Income and Expenses [Abstract]
Schedule of Other Net Losses
Other net losses consist of the following:

	2021	2020
Acquisition and transition-related costs	$14,507	$14,104
U.S. Tax reform (a)	—	11,728
Management succession and executive retirement (b)	—	12,639
Other (c)	8,442	22,840
	$22,949	$61,311
(a)U.S. Tax reform
As a result of the Tax Cuts and Jobs Act enacted in 2017, regulators in the states where the Regulated Services Group operates contemplated the rate making implications of federal tax rates from the legacy 35% tax rate and the new 21% federal statutory income tax rate effective January 2018. On July 1, 2020, the Company received an order from the Public Service Commission of the State of Missouri that requires the Empire Electric System to refund to customers over five years the revenue requirement collected at the higher tax rate between January 1, 2018 and August 31, 2018 before new rates came into effect. Therefore, an accounting loss was recognized for $11,728 in 2020.
(b)Management succession and executive retirement
In 2020, the Company announced succession plans for the role of CEO, and the retirements of the CFO and Vice Chair. As part of the retirement agreements, the Company recorded $12,639 of expenses, for the year ended December 31, 2020, in relation to these executives’ share-based compensation agreements.
(c)Other
Other losses primarily consist of an adjustment to a regulatory liability pertaining to the true-up of prior period tracking accounts, costs pertaining to condemnation proceeding, other miscellaneous asset write-downs, net of miscellaneous gains.